UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2009
RESOURCES CONNECTION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-32113	33-0832424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 430-6400
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 24, 2009, Resources Connection, Inc. (the “Company”) filed an initial report on Form 8-K with the Securities and Exchange Commission reporting the acquisition of certain assets of Sitrick And Company, a California corporation (“Sitrick Co”), and Brincko Associates, Inc., a California corporation (“Brincko”) through the purchase of all of the outstanding membership interests in Sitrick Brincko Group, LLC, a Delaware limited liability company (“Sitrick Brincko Group”), pursuant to a Membership Interest Purchase Agreement by and among the Company, Sitrick Co, Michael S. Sitrick, an individual, Brincko and John P. Brincko, an individual. In addition, on the same date, the Company completed its acquisition of the personal goodwill of Mr. Sitrick pursuant to a Goodwill Purchase Agreement by and between the Company and Mr. Sitrick.
This Amendment No. 1 to such Form 8-K amends and restates Item 9.01, Financial Statements and Exhibits, in its entirety to include the historical financial statements of Sitrick Co, Brincko and the pro forma financial information as required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
     a) Financial Statements of Businesses Acquired.
Attached hereto as Exhibit 99.2 and incorporated herein by reference, are the audited financial statements of Sitrick Co as of and for the year ended December 31, 2008 and the unaudited financial statements of Sitrick Co as of and for the six months ended June 30, 2009.
Also attached hereto as Exhibit 99.3 and incorporated herein by reference, are the audited financial statements of Brincko for the year ended December 31, 2008 and the unaudited financial statements of Brincko for the six months ended June 30, 2009 and June 30, 2008.
     b) Unaudited Pro Forma Financial Information.
Attached hereto as Exhibit 99.4 and incorporated herein by reference, are the required unaudited pro forma condensed combined financial statements.
     d) Exhibits.

Exhibit
Number	Description
2.1	Membership Interest Purchase Agreement, dated as of October 29, 2009, by and among Resources Connection, Inc., Sitrick And Company, Michael S. Sitrick, Brincko Associates, Inc., and John P. Brincko (incorporated by reference to Exhibit 2.1 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

2.2	Goodwill Purchase Agreement, dated as of October 29, 2009, by and between Resources Connection, Inc. and Michael S. Sitrick (incorporated by reference to Exhibit 2.2 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009).

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Press release of the Company dated November 23, 2009*

99.2	SITRICK AND COMPANY INC. FINANCIAL STATEMENTS
Report of Independent Auditors
Balance Sheets as of December 31, 2008 (audited) and June 30, 2009 (unaudited) Statements of Income for the year ended December 31, 2008 (audited) and the six-month period ended June 30, 2009 (unaudited)

Exhibit
Number	Description
Statements of Stockholder’s Equity for the year ended December 31, 2008 (audited) and the six-month period ended June 30, 2009 (unaudited)
Statements of Cash Flows for the year ended December 31, 2008 (audited) and the six-month period ended June 30, 2009 (unaudited)
Notes to Financial Statements

99.3	BRINCKO ASSOCIATES, INC. FINANCIAL STATEMENTS
Independent Auditor’s Report
Balance Sheets at December 31, 2008 (audited), June 30, 2009 and June 30, 2008 (unaudited)
Statements of Income for the year ended December 31, 2008 (audited) and the six months ended June 30, 2009 and June 30, 2008 (unaudited)
Statements of Stockholder’s Equity for the year ended December 31, 2008 (audited) and the six-months ended June 30, 2009 (unaudited)
Statements of Cash Flows for the year ended December 31, 2008 (audited) and the six months ended June 30, 2009 and June 30, 2008 (unaudited)
Notes to Financial Statements

99.4	Unaudited Pro Forma Financial Information.
Unaudited pro forma condensed combined financial statements
Unaudited pro forma condensed combined statements of operations for the year ended May 30, 2009
Unaudited pro forma condensed combined statements of operations for the three months ended August 29, 2009
Unaudited pro forma condensed combined balance sheets as of August 29, 2009
Notes to unaudited pro forma condensed combined financial statements

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC. (Registrant)
Date: January 4, 2010	By:	/s/ Nathan W. Franke
Nathan W. Franke
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Membership Interest Purchase Agreement, dated as of October 29, 2009, by and among Resources Connection, Inc., Sitrick And Company, Michael S. Sitrick, Brincko Associates, Inc., and John P. Brincko (incorporated by reference to Exhibit 2.1 of Resources Connection Inc.’s Current Report on Form 8-K, filed on October 29, 2009)

2.2	Goodwill Purchase Agreement, dated as of October 29, 2009, by and between Resources Connection, Inc. and Michael S. Sitrick (incorporated by reference to Exhibit 2.2 of Resources Connection, Inc.’s Current Report on Form 8-K, filed on October 29, 2009)

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Press release of the Company dated November 23, 2009*

99.2	SITRICK AND COMPANY INC. FINANCIAL STATEMENTS
Report of Independent Auditors
Balance Sheets as of December 31, 2008 (audited) and June 30, 2009 (unaudited) Statements of Income for the year ended December 31, 2008 (audited) and the six-month period ended June 30, 2009 (unaudited)
Statements of Stockholder’s Equity for the year ended December 31, 2008 (audited) and the six-month period ended June 30, 2009 (unaudited)
Statements of Cash Flows for the year ended December 31, 2008 (audited) and the six-month period ended June 30, 2009 (unaudited)
Notes to Financial Statements

99.3	BRINCKO ASSOCIATES, INC. FINANCIAL STATEMENTS
Independent Auditor’s Report
Balance Sheets at December 31, 2008 (audited), June 30, 2009 and June 30, 2008 (unaudited)
Statements of Income for the year ended December 31, 2008 (audited) and the six months ended June 30, 2009 and June 30, 2008 (unaudited)
Statements of Stockholder’s Equity for the year ended December 31, 2008 (audited) and the six-months ended June 30, 2009 (unaudited)
Statements of Cash Flows for the year ended December 31, 2008 (audited) and the six months ended June 30, 2009 and June 30, 2008 (unaudited)
Notes to Financial Statements

99.4	Unaudited Pro Forma Financial Information.
Unaudited pro forma condensed combined financial statements
Unaudited pro forma condensed combined statements of operations for the year ended May 30, 2009
Unaudited pro forma condensed combined statements of operations for the three months ended August 29, 2009
Unaudited pro forma condensed combined balance sheets as of August 29, 2009
Notes to unaudited pro forma condensed combined financial statements

*	Previously filed.